SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2005



                               IAC/INTERACTIVECORP
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                          0-20570                        59-2712887
(STATE OR OTHER              (COMMISSION FILE NUMBER)             (IRS EMPLOYER
  JURISDICTION                                                   IDENTIFICATION
OF INCORPORATION)                                                    NUMBER)

          152 WEST 57TH STREET, NEW YORK, NEW YORK                   10019
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 314-7300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

          IAC/InterActiveCorp ("IAC") has previously disclosed the manner in which it intends to adjust its warrants and preferred stock in connection with the spin-off of Expedia, Inc. ("Expedia") in its proxy statement/prospectus, dated June 20, 2005 and its current report on Form 8-K filed with the SEC on July 25, 2005. Assuming, as IAC has previously announced, that IAC and Expedia begin trading as independent public companies on August 9, 2005, the adjustments to the exercise prices of IAC's and Expedia's warrants following the spin-off and the face values of IAC's and Expedia's preferred stock following the spin-off will be based on the August 8 closing price of IAC common stock ($25.30) and the August 8 closing price of Expedia common stock in the when issued market ($22.50).

          Based on the foregoing assumptions, each warrant that trades on the Nasdaq National Market under the ticker symbol "IACIW" will entitle its holder to purchase one half of one share of IAC common stock at an exercise price of $19.49 per warrant and each warrant that trades on the Nasdaq National Market under the ticker symbol "IACIZ" will entitle its holder to purchase 0.969375 shares of IAC common stock at an exercise price of $14.44 per warrant. In addition, two new warrants to purchase shares of Expedia common stock will begin trading. Each warrant that trades on the Nasdaq National Market under the ticker symbol "EXPEW" will entitle its holder to purchase one half of one share of Expedia common stock at an exercise price of $15.61 per warrant and each warrant that trades on the Nasdaq National Market under the ticker symbol "EXPEZ" will entitle its holder to purchase 0.969375 shares of Expedia common stock at an exercise price of $11.56 per warrant. With respect to warrants that are not publicly traded, IAC and Expedia will provide to holders of those securities written notice of applicable adjustments.

          Based on the assumptions described in the first paragraph of this Current Report on Form 8-K:

o The face value of the new IAC Series B Cumulative Convertible Preferred Stock will be $27.77 and the initial "Trigger Price" used to determine adjustments with respect to conversion rights will be $38.98.

o The face value of the new Expedia Series A Cumulative Convertible Preferred Stock will be $22.23 and the initial "Trigger Price" used to determine the adjustments with respect to conversion rights will be $31.22.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IAC/INTERACTIVECORP

Date:  August 8, 2005               By: /s/ GREGORY R. BLATT
                                       -----------------------------
                                    Name:   Gregory R. Blatt
                                    Title:  Executive Vice President
                                            and General Counsel